Exhibit 99.1
FOR IMMEDIATE RELEASE
Media Contact:
Sonal Dave
QLogic Corporation
949.533.1655
sonal.dave@qlogic.com
Investor Contact:
Jean Hu
QLogic Corporation
949.389.7579
jean.hu@qlogic.com
QLOGIC REPORTS FIRST QUARTER
RESULTS FOR FISCAL YEAR 2012
ALISO VIEJO, Calif., July 28, 2011—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its first quarter financial results for the period ended July 3, 2011.
First Quarter Highlights
•	Net revenue: $151.6 million

•	GAAP net income: $32.4 million or $0.31 per diluted share

•	Non-GAAP net income: $40.3 million or $0.38 per diluted share

•	Operating margin: 21.5% GAAP, 28.7% non-GAAP

•	Cash generated from operations: $40.3 million
Financial Results
Net revenue for the first quarter of fiscal 2012 was $151.6 million and increased 6% from $142.6 million in the same quarter last year. Revenue from Host Products was $109.8 million during the first quarter of fiscal 2012 and increased 7% from $102.5 million in the same quarter last year. Revenue from Network Products was $21.9 million during the first quarter of fiscal 2012 compared to $25.6 million in the same quarter last year. Revenue from Silicon Products was $16.8 million during the first quarter of fiscal 2012 and increased 42% from $11.9 million in the same quarter last year.
Net income on a GAAP basis for the first quarter of fiscal 2012 increased to $32.4 million, or $0.31 per diluted share, from $25.4 million, or $0.22 per diluted share, for the first quarter of fiscal 2011. Net income on a non-GAAP basis for the first quarter of fiscal 2012 increased to $40.3 million, or $0.38 per diluted share, from $34.7 million, or $0.30 per diluted share, for the first quarter of fiscal 2011.

“We are very pleased with the performance of our business in the first quarter. Our revenue of $151.6 million in the first quarter was up 6% over the prior year and was at the high end of our guidance range, driven by strength in both Host and Silicon Products,” said Simon Biddiscombe, president and chief executive officer, QLogic. “We continue to see tangible benefits from our focus and investments in expansion markets. Our results in the first quarter were highlighted by strong growth in revenue from converged and 10Gb Ethernet products, which grew more than 20% sequentially for the second consecutive quarter.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.
QLogic’s fiscal 2012 first quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 457-2632, pass code: 8634537.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
Follow QLogic @ twitter.com/qlogic

About QLogic
QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, including which markets will expand) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations; declines in the market value of the company’s investment securities; environmental compliance costs; changes in regulations or standards regarding energy use of the company’s products; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; and computer viruses and other tampering with the company’s computer systems.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 3,	June 27,
	2011	2010

Net revenues	$151,622	$142,609
Cost of revenues	50,859	49,701

Gross profit	100,763	92,908

Operating expenses:
Engineering and development	37,692	34,709
Sales and marketing	21,263	20,430
General and administrative	9,163	8,468
Special charges	—	931

Total operating expenses	68,118	64,538

Operating income	32,645	28,370

Interest and other income, net	1,048	1,676

Income before income taxes	33,693	30,046

Income taxes	1,267	4,597

Net income	$32,426	$25,449

Net income per share:
Basic	$0.31	$0.23
Diluted	$0.31	$0.22

Number of shares used in per share calculations:
Basic	104,679	111,425
Diluted	105,789	113,730

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 3,	June 27,
	2011	2010

GAAP net income	$32,426	$25,449
Items excluded from GAAP net income:
Stock-based compensation	9,667	10,323
Amortization of acquisition-related intangible assets	1,156	1,156
Special charges	—	931
Gains recognized on previously impaired investment securities	—	(312)
Income tax effect	(2,911)	(2,865)

Total non-GAAP adjustments	7,912	9,233

Non-GAAP net income	$40,338	$34,682

Net income per diluted share:
GAAP net income	$0.31	$0.22
Adjustments	0.07	0.08

Non-GAAP net income	$0.38	$0.30

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with

GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended
	July 3,	June 27,
(unaudited - in thousands)	2011	2010
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$808	$734
Amortization of acquisition-related intangible assets	1,156	1,156

Total cost of revenue adjustments	1,964	1,890

Operating expenses:
Engineering and development:
Stock-based compensation	4,631	5,007
Sales and marketing:
Stock-based compensation	1,857	2,113
General and administrative:
Stock-based compensation	2,371	2,469
Special charges	—	931

Total operating expense adjustments	8,859	10,520

Interest and other income:
Gains recognized on previously impaired investment securities	—	(312)

Total non-GAAP adjustments before income taxes	10,823	12,098
Income tax effect	(2,911)	(2,865)

Total non-GAAP adjustments	$7,912	$9,233

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	July 3, 2011	April 3, 2011
ASSETS
Current assets:
Cash and cash equivalents	$89,802	$147,780
Marketable securities	309,926	236,296
Accounts receivable, net	79,110	70,134
Inventories	26,015	26,931
Deferred tax assets	17,315	17,754
Other current assets	21,270	20,753

Total current assets	543,438	519,648

Property and equipment, net	81,506	77,134
Goodwill	119,748	119,748
Purchased intangible assets, net	12,148	12,694
Deferred tax assets	22,420	25,333
Other assets	2,419	2,650

	$781,679	$757,207

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,353	$34,816
Accrued compensation	21,184	25,858
Accrued taxes	5,924	6,012
Deferred revenue	10,172	10,431
Other current liabilities	7,916	5,221

Total current liabilities	83,549	82,338

Accrued taxes	60,038	62,565
Deferred revenue	4,832	5,169
Other liabilities	6,280	5,971

Total liabilities	154,699	156,043

Stockholders’ equity:
Common stock	209	208
Additional paid-in capital	856,911	844,546
Retained earnings	1,420,191	1,387,765
Accumulated other comprehensive income	1,081	614
Treasury stock	(1,651,412)	(1,631,969)

Total stockholders’ equity	626,980	601,164

	$781,679	$757,207

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Three Months Ended
	July 3,	June 27,
	2011	2010

Cash flows from operating activities:
Net income	$32,426	$25,449
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,975	8,066
Stock-based compensation	9,667	10,323
Amortization of acquisition-related intangible assets	1,156	1,156
Deferred income taxes	3,124	6,584
Net gains on investment securities	(390)	(711)
Other non-cash items	1,211	(5)
Changes in operating assets and liabilities:
Accounts receivable	(9,101)	(1,247)
Inventories	916	(5,003)
Other assets	(1,854)	76
Accounts payable	539	(687)
Accrued compensation	(4,674)	(5,546)
Accrued taxes	(1,340)	(6,155)
Deferred revenue	(596)	(144)
Other liabilities	2,254	(1,511)

Net cash provided by operating activities	40,313	30,645

Cash flows from investing activities:
Purchases of available-for-sale securities	(133,619)	(34,604)
Proceeds from sales and maturities of available-for-sale securities	60,171	45,657
Proceeds from disposition of trading securities	—	9,350
Distributions from other investment securities	—	293
Purchases of property and equipment	(8,982)	(5,297)

Net cash provided by (used in) investing activities	(82,430)	15,399

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	7,553	4,555
Excess tax benefits from stock-based awards	538	1,029
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,259)	(5,861)
Purchases of treasury stock	(18,693)	(53,122)

Net cash used in financing activities	(15,861)	(53,399)

Net decrease in cash and cash equivalents	(57,978)	(7,355)

Cash and cash equivalents at beginning of period	147,780	190,308

Cash and cash equivalents at end of period	$89,802	$182,953

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended
	July 3,	June 27,
	2011	2010

Host Products	$109,777	$102,472
Network Products	21,878	25,638
Silicon Products	16,829	11,868
Service and other	3,138	2,631

	$151,622	$142,609

Geographic Revenues
Revenues by geographic area are presented based upon the ship-to location of the customer, which is not necessarily indicative of the location of the ultimate end-user of the company’s products. Net revenues by geographic area are as follows:

	Three Months Ended
	July 3,	June 27,
	2011	2010

United States	$69,671	$63,947
Asia-Pacific and Japan	45,462	39,034
Europe, Middle East and Africa	28,756	32,108
Rest of world	7,733	7,520

	$151,622	$142,609